Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 26. Commitments and Contingencies
Prior Credit Facilities and Standalone LC Arrangements — In November 2015, the Company amended and restated its existing credit facility (the "2019 Credit Facility") to provide up to $650 million in revolving loans and letters of credit, subject to certain financial and other covenants. At various points during 2016 through 2019, the Company executed amendments to the credit agreement governing the 2019 Credit Facility which amended certain of the financial and other covenants. In November 2017 and as later amended, the Company entered into a new letter of credit facility (the "2019 LC Facility") pursuant to the letter of credit reimbursement agreement that provided an additional $500 million in availability of standby letters of credit. In May 2019, the Company entered into an additional letter of credit reimbursement agreement that provided for an additional $200 million in availability of standby letters of credit.
In conjunction with the availability of the 2020 LC Facility (described below), the 2019 Credit Facility and the 2019 LC Facility were terminated in February 2020 and $5 million of deferred financing costs were expensed and included in loss on extinguishment of debt on the Consolidated Statements of Operations for the year ended December 31, 2020. As of December 31, 2022 and 2021, $6 million remains outstanding in a letter of credit issued under the 2019 LC Facility and is secured by a new letter of credit issued under the Senior LC Tranche.
The Company has also entered into various other letter of credit arrangements, the purpose of which is to guarantee payment under certain leases entered into by JapanCo and other fully owned subsidiaries. There was $3 million and $8 million of standby letters of credit outstanding under these other arrangements that are secured by $3 million and $11 million of restricted cash at December 31, 2022 and 2021, respectively.
Credit Agreement and Reimbursement Agreement — On December 27, 2019, WeWork Companies LLC entered into the Credit Agreement (as amended, waived or otherwise modified from time to time, the "Credit Agreement"). The Credit Agreement initially provided for a $1.75 billion senior secured letter of credit reimbursement facility (the "2020 LC Facility"), which was made available on February 10, 2020, for the support of WeWork Companies LLC's or its subsidiaries' obligations. As described further below, in May 2022, the existing 2020 LC Facility was amended and subdivided into a $1.25 billion senior tranche letter of credit facility (the "Senior LC Tranche"), which was then scheduled to automatically decrease to $1.05 billion in February 2023 and terminate in February 2024, and a $350 million junior tranche letter of credit facility (the "Junior LC Tranche"), which was then scheduled to terminate in November 2023. In December 2022, the Credit Agreement was further amended to, among other things, (i) extend the termination date of the existing Senior LC Tranche to March 14, 2025, and (ii) reduce the Senior LC Tranche to $1.1 billion, with a further decrease to $930 million on February 10, 2023. In February 2023, WeWork Companies LLC entered into a further amendment to the Credit Agreement pursuant to which, among other things, the Junior LC Tranche was increased to $470 million, and extended to terminate in March 2025, and the Senior LC Tranche was increased from $930 million to $960 million.
As of December 31, 2022, $1.1 billion of standby letters of credit were outstanding under the Senior LC Tranche, of which none were drawn. As of December 31, 2022, there was $21 million in remaining letter of credit availability under the Senior LC Tranche.
In connection with the reduction of the Senior LC Tranche capacity in February 2023, the Company funded $136 million of cash collateral. Upon effectiveness of the Sixth Amendment to the Credit Agreement, $1.1 billion of standby letters of credit were outstanding under the Senior LC Facility, of which none were drawn. In addition, as of the Sixth Amendment to the Credit Agreement, approximately $100 million of contingent obligations in respect of letters of credit issued under the Senior LC Facility are required to be cash collateralized, in the amount of 105% of the stated amount thereof.
On March 25, 2021, the Company and SBG entered into a letter agreement (the “Credit Support Letter”) pursuant to which SBG committed to consent to an extension of the termination date of the 2020 LC Facility from February 10, 2023 to no later than February 10, 2024 (the "LC Facility Extension"), subject to the terms and conditions set forth therein. In November 2021, the parties amended the Credit Support Letter (as so amended, the “Amended Credit Support Letter”), pursuant to which SBG agreed to consent to a reduction of the total commitment under the 2020 LC Facility from $1.75 billion to $1.25 billion starting on February 10, 2023 and to an extension of the commitment under the Senior Secured NPA for up to $500 million from February 12, 2023 to February 12, 2024.
On May 10, 2022, the Company and the other parties thereto entered into the Fourth Amendment to the Credit Agreement (the "Fourth Amendment to the Credit Agreement") pursuant to which the then existing facilities under the Credit Agreement were amended and subdivided into a $1.25 billion Senior LC Tranche, which was scheduled to decrease to $1.05 billion in February 2023, and the $350 million Junior LC Tranche. The letter of credit under the Junior LC Tranche was issued and drawn for the benefit of WeWork Companies LLC in full upon effectiveness of the Fourth Amendment to the Credit Agreement. At the time of entry into the Fourth Amendment to the Credit Agreement, the termination date of the Junior LC Tranche was November 30, 2023 and the termination date of the Senior LC Tranche was February 9, 2024. Following the entry into the Fourth Amendment to the Credit Agreement, the reimbursement obligations under the Junior LC Tranche bore interest at the Term SOFR Rate (as defined in the Credit Agreement), with a floor of 0.75%, plus 6.50%, with an option to convert all or a portion of the outstanding obligations to the ABR (as defined in the Fourth Amendment to the Credit Agreement) plus 5.50% on or after August 10, 2022. As a result of the Fourth Amendment to the Credit Agreement, the reimbursement obligations under the Junior LC Tranche were voluntarily repayable at any time, subject to a prepayment fee such that the minimum return to the letter of credit participants under the Junior LC Tranche on the Junior LC Tranche reimbursement obligations was an amount equal to the sum of 6.50% (the Applicable Margin of the Junior LC Tranche reimbursement obligations) and 2.00% of the total principal amount of the Junior LC Tranche reimbursement obligations, as set forth in the Fourth Amendment to the Credit Agreement. Obligations of WeWork Companies LLC and its restricted subsidiaries under the Junior LC Tranche are subordinated in right of payment to the obligations under the Senior LC Tranche to the extent of the value of the collateral securing such obligations.
In December 2022, the Company and the other parties thereto entered into the Fifth Amendment to the Credit Agreement (the "Fifth Amendment to the Credit Agreement") to, among other things, (i) extend the termination date of the Senior LC Tranche to March 14, 2025, (ii) replace SBG with SVF II as an obligor with respect to the Senior LC Tranche and (iii) reduce the Senior LC Tranche to $1.1 billion, with a subsequent automatic decrease to $930 million on February 10, 2023. The reimbursement obligations under the Senior LC Tranche were amended to an amount equal to the sum of (i) 6.00% - 6.75%, based on the relevant Rating Level Period (as defined in the Fifth Amendment to the Credit Agreement), and (ii) 2.00% of the total principal amount of the Senior LC Tranche reimbursement obligations, as set forth in the Fifth Amendment to the Credit Agreement. The Fifth Amendment to the Credit Agreement provided for the resignation of SBG as the obligor and assumption by SVF II of all of SBG's obligations with respect to the Senior LC Tranche. The Fifth Amendment to the Credit Agreement provided that the total senior letter of credit tranche commitments may be increased to an amount not to exceed $1.25 billion until February 10, 2023 and $1.05 billion thereafter with additional commitments. The Fifth Amendment to the Credit Agreement also provides that if letter of credit reimbursements under the senior letter of credit tranche are made by SVF II, the commitments in respect of the senior letter of credit tranche will be reduced by a corresponding amount.
In February 2023, the Company and the other parties thereto entered into the Sixth Amendment to the Credit Agreement. Pursuant to the Sixth Amendment to the Credit Agreement, among other things, (i) the Junior LC Tranche was increased by $120 million to $470 million, (ii) the termination date of the Junior LC Tranche was extended from November 30, 2023 to March 7, 2025, (iii) the interest margin applicable to the Junior LC Tranche was increased from 6.50% to 9.90% for reimbursement obligations, and (iv) the Senior LC Tranche was increased from $930 million to $960 million. The additional $120 million letter of credit under the Junior LC Tranche was issued and drawn for the benefit of WeWork Companies LLC in full upon effectiveness of the Sixth Amendment to the Credit Agreement. The reimbursement obligations under the Junior LC Tranche remain voluntarily repayable at any time, subject to a prepayment fee in connection with prepayments made during the 18 months following the date of the Sixth Amendment to the Credit Agreement, in the amount of the net present value of interest that would have accrued on such amounts prepaid from the prepayment date to the date that is 18 months following the date of the Sixth Amendment to the Credit Agreement, discounted by the Federal Funds Effective Rate (as defined in the Credit Agreement).
During the years ended December 31, 2022 and 2021, the Company recognized $20 million and none, respectively, in interest expense in connection with the Junior LC Tranche.
The Company's gross proceeds of $350 million from the issuance of the Junior LC Tranche were recorded net of unamortized debt issuance costs of $7 million in long term debt, net on the accompanying Consolidated Balance Sheets as of December 31, 2022.
The letter of credit facilities under the Credit Agreement are guaranteed by substantially all of the domestic wholly-owned subsidiaries of WeWork Companies LLC (collectively, the “Guarantors”) and are secured by substantially all the assets of WeWork Companies LLC and the Guarantors, in each case, subject to customary exceptions, with the obligations under the Junior LC Tranche subordinated to the obligations under the Senior LC Tranche to extent of the value of the collateral securing such obligations. The Credit Agreement and related documentation contain customary reimbursement provisions, representations, warranties, events of default and affirmative covenants (including with respect to cash management) for letter of credit facilities of this type. The negative covenants applicable to WeWork Companies LLC and its Restricted Subsidiaries (as defined in the Credit Agreement) are limited to cash management requirements and restrictions on liens (subject to exceptions substantially consistent with the indenture governing the 7.875% Senior Notes), changes in line of business, incurrence of "layering" indebtedness, and disposition of all or substantially all of the assets of WeWork Companies LLC.
Certain of our outstanding letters of credit under the Senior LC Tranche include annual renewal provisions under which the issuing banks can elect not to renew a letter of credit if the next annual renewal extends the LC period beyond March 14, 2025, the current termination date of the Senior LC Tranche. If a letter of credit is not renewed, the landlord may elect to draw the existing letter of credit before it expires, in which case either WeWork or SVF II would be obligated to repay the issuing bank immediately (after application of any Cash Collateral as defined in and pursuant to the terms of the Credit Agreement). The Company intends to extend the maturity of the Senior LC Tranche such that there are no material payments under these renewal provisions. The Company has not yet agreed to any final terms for any such extension and its execution and terms are uncertain and subject to change. The Company cannot give any assurances that any such extension will be completed on acceptable terms, or at all.
The reimbursement obligations under the Junior LC Tranche (i) are secured, and therefore effectively senior in right of payment with the 7.875% Senior Notes, the 5.00% Senior Notes, and any existing and future senior unsecured indebtedness of the Company, (ii) are senior in right of payment to any existing and future subordinated obligations of the Company, and (iii) rank equally in right of payment with all secured indebtedness of the Company (other than the obligations under the Senior LC Tranche, to which the reimbursement obligations under the Junior LC Tranche are subordinated to the extent of the value of the collateral securing such obligations), including the Secured Notes, and are structurally subordinated to all liabilities of any subsidiary that does not guarantee the 2020 LC Facility.
As the Company is also obligated to issue shares to SBG in the future upon exercise of the 2020 LC Facility Warrant, with such warrant valued at issuance at $284 million (as discussed in Note 17), the implied interest rate for the Company on the 2020 LC Facility at issuance, assuming the full commitment is drawn, is approximately 12.47%.
The Reimbursement Agreement
In connection with entry into the Credit Agreement, WeWork Companies LLC also entered into a reimbursement agreement, dated as of February 10, 2020 (as amended, the "Company/SBG Reimbursement Agreement"), with SBG pursuant to which (i) SBG agreed to pay substantially all of the fees and expenses payable in connection with the Credit Agreement, (ii) the Company agreed to reimburse SBG for certain of such fees and expenses (including fronting fees up to an amount of 0.125% on the undrawn and unexpired amount of the letters of credit, plus any fronting fees in excess of 0.415% on the undrawn and unexpired amount of the letters of credit) as well as to pay SBG a fee of 5.475% on the amount of all outstanding letters of credit and (iii) the Guarantors agreed to guarantee the obligations of WeWork Companies LLC under the Company/SBG Reimbursement Agreement.
In December 2021, the Company/SBG Reimbursement Agreement was amended following the entry into the Amended Credit Support Letter to, among other things, change the fees payable by WeWork Companies LLC to SBG to (i) 2.875% of the face amount of letters of credit issued under the Credit Agreement (drawn and undrawn), payable quarterly in arrears, plus (ii) the amount of any issuance fees payable on the outstanding amounts under the Credit Agreement, which as of December 31, 2021, was equal to 2.6% of the face amount of letters of credit issued under the Senior LC Facility (drawn and undrawn). In May 2022, in connection with the Fourth Amendment to the Credit Agreement, the Company/SBG Reimbursement Agreement was amended to clarify that the payment obligations of certain fees and expenses in respect of the Junior LC Tranche related to the Fourth Amendment to the Credit Agreement are the responsibility of the Company and not SBG, as described above.
In December 2022, the Company, SBG and SVF II entered into an Amended and Restated Reimbursement Agreement (as further amended or otherwise modified from time to time, the "A&R Reimbursement Agreement"), which amended and restated the Company/SBG Reimbursement Agreement, to, among other things, (i) substitute SVF II instead of SBG with respect to the Senior LC Tranche, (ii) retain SBG's role with respect to the Junior LC Tranche and (iii) amend the fees payable by the Company such that no fees will be owed to SVF II in respect of the senior letter of credit issued through February 10, 2024 and thereafter fees will accrue at 7.045% of the face amount of the Senior LC Tranche, compounding quarterly and payable at the earlier of March 14, 2025 and termination or acceleration of the Senior LC Tranche.
In February 2023, the Company, SBG and SVF II entered into the First Amendment to the A&R Reimbursement Agreement to, among other things, substitute SVF II instead of SBG with respect to the Junior LC Tranche and adjust the Company's reimbursement rights and obligations to each party accordingly. In addition the amendment modified the fees payable by the Company under the A&R Reimbursement Agreement, such that no fee would be owed to SVF II in respect of the Junior LC Tranche through November 30, 2023 and thereafter fees would accrue at 6.5% of the aggregate reimbursement obligations thereunder, compounding quarterly and payable at the earlier of March 7, 2025 and termination or acceleration of the Junior LC Tranche.
During the years ended December 31, 2022, 2021 and 2020, the Company recognized $63 million, $82 million, and $70 million, respectively, in interest expense in connection with amounts payable to SBG pursuant to the Company/SBG Reimbursement Agreement.
LC Debt Facility — In May 2021, the Company entered into a loan agreement with a third party to raise up to $350 million of cash secured by one or more letters of credit issued pursuant to the 2020 LC Facility (the “LC Debt Facility”). The third party has the ability to issue a series of discount notes to investors of varying short term (one- to six- month) maturities and made a matching discount loan to the Company. The Company will pay the 5.475% issuance fee on the letter of credit, the 0.125% fronting fee on the letter of credit and the interest on the discount note which will be set with each note issuance. In September 2021, the Company repaid the initial LC Debt Facility and accrued interest totaling $350 million and entered into a new LC Debt Facility. In October 2021, the Company repaid the second LC Debt Facility and accrued interest totaling $350 million. As of December 31, 2022, there were no borrowings outstanding under the LC Debt Facility.
As of December 31, 2022, the Company had capitalized a total of $0.5 million in debt issuance costs, as the nonrefundable engagement fee, which will be amortized until February 10, 2023. Such costs were capitalized as deferred financing costs and included as a component of other assets, net of accumulated amortization totaling $0.5 million as of December 31, 2022 on the accompanying Consolidated Balance Sheets. During the year ended December 31, 2022, the Company recorded $0.3 million of interest expense relating to the amortization of these costs.
Construction Commitments — In the ordinary course of its business, the Company enters into certain agreements to purchase construction and related contracting services related to the build-outs of the Company’s operating locations that are enforceable and legally binding, and that specify all significant terms and the approximate timing of the purchase transaction. The Company’s purchase orders are based on current needs and are fulfilled by the vendors as needed in accordance with the Company’s construction schedule. As of December 31, 2022 and 2021, the Company had issued approximately $60 million and $59 million, respectively, in such outstanding construction commitments.
Legal Matters — The Company has in the past been, is currently and expects to continue in the future to be a party to or involved in pre-litigation disputes, individual actions, putative class actions or other collective actions, U.S. and foreign government regulatory inquiries and investigations and various other legal proceedings arising in the normal course of its business, including with members, employees, landlords and other commercial partners, securityholders, third-party license holders, competitors, government agencies and regulatory agencies, among others.
The Company reviews its litigation-related reserves regularly and, in accordance with GAAP, sets reserves where a loss is probable and estimable. The Company adjusts these reserves as appropriate; however, due to the unpredictable nature and timing of litigation, the ultimate loss associated with a given matter could significantly exceed the litigation reserve currently set by the Company. Given the information it has as of today, management believes that none of these matters will have a material effect on the consolidated financial position, results of operations or cash flows of the Company.
As of December 31, 2022, the Company is also party to several litigation matters and regulatory matters not in the ordinary course of business. Some of these more significant matters are described below. Management intends to vigorously defend these cases and cooperate with regulators in these matters; however, there is a reasonable possibility that the Company could be unsuccessful in defending these claims and could incur losses. It is not currently possible to estimate a range of reasonably possible loss above the aggregated reserves.
Carter v. Neumann, et al. (Superior Court for the State of California, County of San Francisco, No. CGC-19-580474, filed January 10, 2020, replacing Natalie Sojka as plaintiff in the putative class action Ms. Sojka filed on November 4, 2019)
Won v. Neumann, et al. (Superior Court for the State of California, County of San Francisco, No. CGC-19-581021, filed November 25, 2019)
In November 2019, two separate purported class and derivative complaints were filed by three Company shareholders (Carter, Goldstein, and Won) against the Company, certain current and former directors, SBG, Adam Neumann and Masayoshi Son. Both complaints were filed in California state court and alleged, among other things, that defendants breached fiduciary duties and/or aided and abetted breaches of fiduciary duties in connection with certain transactions. The complaints sought injunctive relief and damages. On August 31, 2020, the San Francisco County Superior Court granted the Company’s motions to compel Carter and Won to pursue their claims in arbitration, and also granted the Company’s motion to enforce its forum selection bylaw by staying Goldstein’s claims. On January 19, 2023, an arbitrator dismissed Carter and Won’s claims with prejudice pursuant to a confidential resolution between the parties. On January 24, 2023, the San Francisco County Superior Court also dismissed Carter, Goldstein, and Won’s Superior Court complaints pursuant to the same confidential resolution between the parties.
Regulatory Matters
Since October 2019, the Company has been responding to subpoenas and document requests issued by certain federal and state authorities investigating the Company’s disclosures to investors and employees regarding the Company’s valuation and financial condition, and certain related party transactions. On November 26, 2019, the U.S. Securities and Exchange Commission issued a subpoena seeking documents and information concerning these topics, and has interviewed witnesses, in connection with a non-public investigation styled In the Matter of The We Company (HO-13870). On January 29, 2020, the United States Attorney’s Office for the Southern District of New York issued a voluntary document request concerning these topics and has interviewed witnesses. On October 11, 2019, the New York State Attorney General’s Office issued a document request concerning these topics and has examined witnesses. On February 12, 2020, the California Attorney General’s Office issued a subpoena concerning these topics. By letter dated November 3, 2022, the U.S. Securities and Exchange Commission informed the Company that it has concluded its investigation and that it did not intend to recommend any enforcement action against the Company. The Company is cooperating with the remaining investigations.
Asset Retirement Obligations — As of December 31, 2022 and 2021, the Company had asset retirement obligations of $230 million and $220 million, respectively. The current portion of asset retirement obligations are included within other current liabilities and the non-current portion are included within other liabilities on the accompanying Consolidated Balance Sheets. Asset retirement obligations include the following activity during the years ended December 31, 2022 and 2021:

	Year ended December 31,
(Amounts in millions)	2022	2021
Balance at beginning of period	$220	$206
Liabilities incurred in the current period	20	10
Liabilities settled in the current period	(10)	(19)
Accretion of liability	16	17
Revisions in estimated cash flows	—	20
Effect of foreign currency exchange rate changes	(16)	(14)
Balance at end of period	230	220
Less: Current portion of asset retirement obligations	(2)	(1)
Total non-current portion of asset retirement obligations	$228	$219